UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 16, 2006

Sea Containers Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-7560	98-0038412
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Victoria Street, Hamilton HM 12, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 441-295-2244

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events

On August 16 and 17, 2006, registrant’s management gave oral presentations at investors meetings in New York City. A copy of the slides shown at those meetings will be available on the registrant’s website, http://www.seacontainers.com, and is also attached hereto as Exhibit 99.1. Attached hereto as Exhibit 99.2 is a copy of the press release announcing the presentation. Both Exhibits are incorporated herein by reference.

The information contained in this Current Report (including Exhibits 99.1 and 99.2) is furnished under Item 8.01 Other Events and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in the filing. The registrant is a foreign private issuer and, therefore, is exempt from Regulation FD.

ITEM 9.01  Financial Statements and Exhibits.

(c)	Exhibits

99.1	August 16 and 17, 2006 slide presentation at investors meetings in New York City.

99.2	Sea Containers Ltd. Press Release, dated August 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEA CONTAINERS LTD.

By:	/s/ Edwin S. Hetherington
	Name:	Edwin S. Hetherington
	Title:	Vice President, General Counsel
and Secretary

Date:  August 16, 2006

EXHIBIT INDEX

Exhibit
Number	Description

99.1	August 16 and 17, 2006 slide presentation at investors meetings in New York City.

99.2	Sea Containers Ltd. Press Release, dated August 16, 2006.